File Nos. 33-50350
                                                                       811-7068

                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

      Pre-Effective Amendment No.
                                                                        [  ]


      Post-Effective Amendment No. 10
                                                                        [X]


                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


      Amendment No. 10                                                  [X]


                               (Check appropriate box or boxes.)

                                  Dreyfus Balanced Fund, Inc.
                      (Exact Name of Registrant as Specified in Charter)

            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                                     Mark N. Jacobs, Esq.
                                        200 Park Avenue
                                   New York, New York 10166
                            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


            immediately upon filing pursuant to paragraph (b)
      ----
       X    on January 1, 2000 pursuant to paragraph (b)
      ----
            60 days after filing pursuant to paragraph (a)(i)
      ----
            on   (date)   pursuant to paragraph (a)(i)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
      ----



If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----

Dreyfus Balanced

Fund, Inc.

Investing for long-term capital growth and current income

PROSPECTUS January 1, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 Contents

                                  THE FUND
----------------------------------------------------

                             2    Goal/Approach

                             3    Main Risks

                             4    Past Performance

                             5    Expenses

                             6    Management

                             7    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------------

                             8    Account Policies

                            11    Distributions and Taxes

                            12    Services for Fund Investors

                            14    Instructions for Regular Accounts

                            16    Instructions for IRAs

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                  Back Cover


What every investor should know about the fund

Information for managing your fund account

Where to learn more about this and other Dreyfus funds

The Fund

Dreyfus Balanced Fund, Inc.
--------------------------------

Ticker Symbol: DRBAX

GOAL/APPROACH

The fund seeks long-term capital growth and current income. To pursue this goal, the fund invests in equity and debt securities of U.S. and foreign issuers. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with Dreyfus's assessment of economic conditions and investment opportunities. However, under normal market conditions, equity investments will range from 40% to 75% of its portfolio, with a benchmark allocation of 60%. Fixed-income investments (including cash and cash equivalents) will range from 25% to 60%, with a benchmark allocation of 40%.


To select equity investments for the fund, Dreyfus generally employs a value-oriented, "bottom-up" approach: investing primarily in midsize and large companies that we believe have above-average growth potential and are attractively valued relative to the market in general.

To select fixed-income investments for the fund, Dreyfus reviews the terms of the instruments and evaluates the creditworthiness of the issuers, considering all factors which it deems relevant, including, as applicable, a review of the issuer's cash flow; level of short-term debt; leverage; capitalization; the quality and depth of management; profitability; return on assets; and economic factors relative to the issuer's industry.


INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Concepts to understand

BENCHMARK ALLOCATIONS: represent the asset mix Dreyfus expects to maintain when its assessment of economic conditions and investment opportunities indicate that the financial markets are fairly valued relative to each other.

INVESTMENT RANGE: indicates ordinarily expected variations from the benchmarks and reflects expected shifts within specific asset classes.



<PAGE 2>

MAIN RISKS

Because stocks and bonds fluctuate in price, the value of your investment in the fund will go up and down, and you could lose money. The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the fund's performance will be affected by its asset allocation. If the manager favors an asset class during a period when that asset class underperforms, the fund's performance may be hurt.


The fund's investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or their prices may go down. Further, while the fund's investments in value stocks may limit the overall downside risk of the fund over time, the fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investments in midsize company stocks tend to be more volatile than large company stocks and could have a disproportionate effect on performance.


Bond prices tend to move inversely with changes in interest rates and may be hurt by declines in the issuer's financial condition.

Foreign stocks and bonds involve special risks, such as exposure to currency fluctuations, economic and political instability, and potentially less liquidity.


Other potential risks


The fund may invest in derivatives such as mortgage- and asset-backed securities, and futures and options. Derivatives can be illiquid and highly sensitive to changes in their underlying securities, interest rate or index, and, as a result, can be highly volatile. The fund also may engage in foreign currency transactions and sell short. These practices can be used to hedge the fund's portfolio or to increase returns; of course, such practices sometimes may reduce returns or increase volatility.


The fund is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the fund's portfolio may be more sensitive to changes in the market value of a single company or industry.


The Fund



<PAGE 3>

PAST PERFORMANCE

The tables below show some of the risks of investing in the fund. The first table shows the changes in the fund's performance from year to year. The second table compares the fund's performance over time to that of the S&P 500((reg.tm)), a widely recognized unmanaged index of stock performance, and the Customized Blended Index* prepared by Dreyfus. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)


                              10.84  3.98   25.04  11.62  17.43   9.69
     89     90     91     92     93     94     95     96     97     98


BEST QUARTER:                                 Q4 '98        +10.83%

WORST QUARTER:                                Q3 '98         -7.13%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/99 WAS 2.09%.
                        --------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                   Since
                                                                                                                 inception
                                                                         1 Year               5 Years            (9/30/92)
---------------------------------------------------------------------------------------------------------------------------------

FUND                                                                      9.69%               13.33%             12.73%

S&P 500                                                                  28.60%               24.05%             21.60%

CUSTOMIZED BLENDED

INDEX*                                                                   18.29%               15.53%             14.30%

* THE INDEX MATCHES THE FUND'S BENCHMARK ALLOCATIONS IN EXISTENCE PRIOR TO
SEPTEMBER 15, 1999 (50% S&P 500, 40% LEHMAN AGGREGATE BOND INDEX AND 10% CASH
AND CASH EQUIVALENTS). EFFECTIVE SEPTEMBER 15, 1999, THE FUND CHANGED ITS
BENCHMARK ALLOCATIONS TO 60% S&P 500 AND 40% LEHMAN AGGREGATE BOND INDEX.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.



<PAGE 4>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                   0.60%


Shareholder services fee                                          0.22%


Other expenses                                                    0.15%

------------------------------------------------------------------------------

TOTAL                                                             0.97%

------------------------------------------------------------------------------

Expense example

1 Year                     3 Years            5 Years               10 Years

-------------------------------------------------------------------------------

$99                        $309               $536                   $1,190


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse Dreyfus Service Corporation for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Fund



<PAGE 5>

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $120 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion of assets under management, administration or custody, including approximately $450 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Douglas D. Ramos, CFA, is the fund's primary portfolio manager, a position he has held since joining Dreyfus in July 1997. Previously, he was a senior partner and investment counselor for Loomis, Sayles & Company.

Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.

Concepts to understand

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

Dreyfus has taken steps designed to avoid year 2000- related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.



<PAGE 6>

FINANCIAL HIGHLIGHTS


This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                    YEAR ENDED AUGUST 31

                                                               1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                          15.19          18.15          15.13          15.61         13.72

Investment operations:

      Investment income -- net                                  .87*          .47            .45            .51           .54

      Net realized and unrealized gain (loss)
      on investments                                           1.98          (.88)           3.65            .29          1.99

Total from investment operations                               2.85          (.41)           4.10            .80          2.53

Distributions:

      Dividends from investment
      income -- net                                           (.45)          (.46)          (.44)          (.53)         (.51)

      Dividends from net realized gain
      on investments                                         (1.08)         (2.09)          (.64)          (.75)         (.13)

Total distributions                                          (1.53)         (2.55)         (1.08)         (1.28)         (.64)

Net asset value, end of period                                16.51          15.19          18.15          15.13         15.61

Total return (%)                                              19.37         (2.99)          28.06           5.19         19.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA


Ratio of operating expenses
to average net assets (%)                                       .94            .91            .96           1.00          1.04


Ratio of interest expense
to average net assets (%)                                       .03             --             --             --            --

Ratio of net investment income
to average net assets (%)                                      2.62           2.76           2.71           3.37          3.99

Portfolio turnover rate (%)                                  162.40         177.85         235.56         186.23         72.42
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       188,215        359,521        347,259        269,869       165,909

* BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

The Fund



<PAGE 7>

Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.
                        --------------------------------------------------------

Minimum investments

                                                Initial      Additional
                        --------------------------------------------------------

REGULAR ACCOUNTS                                $2,500       $100
                                                             $500 FOR
                                                             TELETRANSFER
                                                             INVESTMENTS

TRADITIONAL IRAS                                $750         NO MINIMUM

SPOUSAL IRAS                                    $750         NO MINIMUM

ROTH IRAS                                       $750         NO MINIMUM

EDUCATION IRAS                                  $500         NO MINIMUM
                                                             AFTER THE FIRST
                                                             YEAR

DREYFUS AUTOMATIC                               $100         $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.






<PAGE 8>

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING RECENTLY PURCHASED SHARES, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.
                        --------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                                   Minimum       Maximum
-----------------------------------------------------------------------------

CHECK                                     NO MINIMUM    $250,000 PER DAY

WIRE                                      $1,000        $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS


TELETRANSFER                              $500          $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS



Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*  requests to send the proceeds to a different  payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment



<PAGE 9>

ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.


<PAGE 10>


DISTRIBUTIONS AND TAXES


THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income quarterly, and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
                        --------------------------------------------------------

Taxability of distributions

Type of                                    Tax rate for    Tax rate for
distribution                               15% bracket     28% bracket or above
                        --------------------------------------------------------

INCOME                                     ORDINARY        ORDINARY
DIVIDENDS                                  INCOME RATE     INCOME RATE

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE

LONG-TERM
CAPITAL GAINS                              10%             20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


Taxes on transactions


Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.


The table at right also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.


Your Investment


<PAGE 11>

SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
                        --------------------------------------------------------

For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm))                       from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
                        --------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
                        --------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.



<PAGE 12>

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one Dreyfus fund into another (no minimum for retirement accounts). You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-hour automated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you.


Retirement plans

Dreyfus offers a variety of retirement plans, including traditional, Roth and Education IRAs. Here's where you call for information:

*    for traditional, rollover, Roth and Education IRAs, call 1-800-645-6561

*    for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call
     1-800-358-0910

Your Investment

<PAGE 13>


 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
   P.O. Box 9387, Providence, RI 02940-9387


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105, Newark, NJ 07101-0105


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900117176

   * the fund name

   * your Social Security or tax ID number

   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900117176

* the fund name

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.



<PAGE 14>

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9671, Providence, RI 02940-9671

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment



<PAGE 15>

 INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

           In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

   Mail your application and a check to:
   The Dreyfus Trust Company, Custodian
   P.O. Box 6427, Providence, RI 02940-6427

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check (see "To Open an Account" at left).

           By Telephone


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900117176

* the fund name

* your account number

* name of investor

* the contribution year

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELEPHONE CONTRIBUTION Call to request us to move money from a regular Dreyfus account to an IRA (both accounts must be held in the same shareholder name).

           Automatically

   WITHOUT ANY INITIAL INVESTMENT  Call us
to request a Dreyfus Step Program form. Complete and return the form along with your application.

ALL SERVICES Call us to request a form to add an automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

All contributions will count as current year.

           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.



<PAGE 16>

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required.

Mail in your request (see "To Open an Account" at left).


DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS TRUST COMPANY, CUSTODIAN

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment



<PAGE 17>

For More Information

                        Dreyfus Balanced Fund, Inc.
                        -----------------------------

                        SEC file number:  811-7068

                        More information on this fund is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

                        Statement of Additional Information (SAI)

                        Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 2000 Dreyfus Service Corporation                                  222P0100

------------------------------------------------------------------------------
                           DREYFUS BALANCED FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 2000
------------------------------------------------------------------------------

      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Balanced Fund, Inc. (the "Fund"), dated January 1, 2000 as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

            Call Toll Free 1-800-645-6561
            In New York City -- Call 1-718-895-1206
            Outside the U.S. -- Call 516-794-5452

      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                                TABLE OF CONTENTS


                                                                          Page

Description of the Fund...................................................B- 2
Management of the Fund....................................................B-18
Management Arrangements...................................................B-23
How to Buy Shares.........................................................B-26
Shareholder Services Plan.................................................B-28
How to Redeem Shares......................................................B-29
Shareholder Services......................................................B-31
Portfolio Transactions....................................................B-34
Determination of Net Asset Value..........................................B-35
Dividends, Distributions and Taxes........................................B-36
Performance Information...................................................B-38
Information About the Fund................................................B-39
Counsel and Independent Auditors..........................................B-41
Appendix..................................................................B-42






                             DESCRIPTION OF THE FUND

     The Fund is a Maryland corporation that commenced operations on September 30, 1992. The Fund is an open-end management investment company, known as a mutual fund.

      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

      Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

       Warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

      Zero Coupon Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

      Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITS, as well as other real estate-related securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Residential Mortgage-Related Securities--The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

      Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also know as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

      Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Commercial Mortgage-Related Securities--Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the holders of senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities--The Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations ("CMOs") and Multi-Class
Pass-Through-Securities--A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

      Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities--The Fund also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Real Estate Investment Trusts--A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

      REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

Adjustable-Rate Mortgage Loans ("ARMs")--ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other nongovernmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      Asset-Backed Securities. Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

      Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

      Money Market Instruments. A portion of the Fund's investments in fixed income securities may include cash and cash equivalents, such as money market instruments including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. When the Manager determines that adverse market conditions exist, the fund may adopt a temporary defensive position and invest some or all of its assets in money market instruments. The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Techniques

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      Foreign Currency Transactions. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

      Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund's success in these transactions will depend principally on the ability of the Manager to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


      Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


      The Fund may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund. Except for these transactions, the Fund's borrowings generally will be unsecured.

      Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      Derivatives. The Fund may invest in, or enter into, derivatives, such as options and futures, mortgage-related securities and asset-backed securities, for a variety of reasons, including, with respect to options and futures, to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

      If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

      Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

      The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options--In General. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

      The Fund may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.


      Successful use by the Fund of options and options on futures will be subject to the Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.


      Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

      Short-Selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns.

      Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Fund's net assets.

      Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited with the broker as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

      Forward Commitments. The Fund may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

      Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

      Equity Securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

      The Fund may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

      Fixed-Income Securities. The debt securities in which the Fund may invest must be rated at least Baa by Moody's Investors Services, Inc. ("Moody's") or at least BBB by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by the Manager. The debt securities in which the Fund invests have remaining maturities of 40 years or less and, under normal market conditions, the dollar-weighted average maturity of the Fund's portfolio invested in debt securities is expected to be between two and ten years. During periods of rapidly rising interest rates, the dollar-weighted average portfolio maturity of the Fund's debt securities may be shortened to one year or less. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Fund, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix."

      Mortgage-Related Securities. Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of these securities, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

      Foreign Securities. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidences of ownership of foreign securities usually are held outside the United States, the Fund will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

      Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

      Simultaneous Investments. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

      The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

      1. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate. In particular, the Fund may purchase mortgage-backed securities and real estate investment trust securities.

      3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 1, 3, 9 and 10 may be deemed to give rise to a senior security.

      8. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

      9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      10. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

      11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

      12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

      13. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act, or those received as part of a merger or consolidation.

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation..................... Investment Adviser
      Premier Mutual Fund Services, Inc........... Distributor
      Dreyfus Transfer, Inc....................... Transfer Agent
      Mellon Bank, N.A............................ Custodian

      Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Career Blazers, Inc. (formerly, Staffing Resources, Inc.), a temporary placement agency, and Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Financial Corporation. He is 56 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID P. FELDMAN, Board Member. A director of several mutual funds in the 59
      Wall Street Mutual Funds Group and The Jeffrey Company, a private investment company. He was employed by AT&T from July 1961 until his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 60 years old and his address is 466 Lexington Avenue, New York, New York 10017.

JOHN M. FRASER, JR., Board Member. Retired President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 78 years old and his address is 133 East 64th Street, New York, New York 10021.

ROBERT R. GLAUBER, Board Member. Research Fellow, Center for Business and
      Government at the John F. Kennedy School of Government, Harvard University, since January 1992. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department, from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is chairman of The Measurisk Group, a risk measurement advisory and software development firm, co-chairman of the Investment Committee, Massachusetts State Retirement Fund, and a director of The Dun & Bradstreet Corp., Exel Limited, a Bermuda based insurance company, Cooke and Bieler, Inc., investment counselors, National Association of Securities Dealers, Inc., NASD Regulation, Inc. and the Federal Reserve Bank of Boston. He is a member of the Council on Foreign Relations, Boston Committee on Foreign Relations and treasurer of The Boston Economic Club. He is 60 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.

JAMES F. HENRY, Board Member. President of the CPR Institute for Dispute
      Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was a partner of Lovejoy, Wasson & Ashton from January 1977 to September 1979. He was President and a director of the Edna McConnell Clark Foundation, a philanthropic organization, from September 1971 to December 1976. He is 69 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.

ROSALIND GERSTEN JACOBS, Board Member. Merchandise and marketing consultant.
      From 1997 to 1998, she was a Director of Merchandise and Marketing for Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. She is 74 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.

IRVING KRISTOL, Board Member. John M. Olin Distinguished Fellow of the American
      Enterprise Institute for Public Policy Research, co-editor of The Public Interest magazine, and an author or co-editor of several books. From May 1981 to December 1994, he was a consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; from September 1969 to August 1979, he was Henry R. Luce Professor of Urban Values at New York University; from 1975 to 1990, he was a director of Lincoln National Corporation, an insurance company; and from 1977 to 1990, he was a director of Warner-Lambert Company, a pharmaceutical and consumer products company. He is 79 years old and his address is c/o The Public Interest, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.

DR. PAUL A. MARKS, Board Member. President and Chief Executive Officer of
      Memorial Sloan-Kettering Cancer Center. He is also a director emeritus of Pfizer, Inc., a pharmaceutical company, where he served as a director from 1978 to 1996; and a director of Tularik, Inc., a biotechnology company, and Genos, Inc., a genomics company. He was Vice President for Health Sciences and Director of the Cancer Center at Columbia University from 1973 to September 1980, and Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982. He was a director of Life Technologies, Inc., a life science company producing products for cell and molecular biology and microbiology from 1986 to 1996. He is 73 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.

DR. MARTIN PERETZ, Board Member. Editor-in-Chief of The New Republic magazine and a lecturer in Social Studies at Harvard University, where he has been a member of the faculty since 1965. He is a trustee of The Center for Blood Research at the Harvard Medical School, and of the Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education; and a director of LeukoSite Inc., a biopharmaceutical company. Dr. Peretz is also Co-Chairman of TheStreet.com, a financial daily published on the Web, and a director of The Electronic Newsstand, a distributor of magazines on the Web. From 1988 to 1991, he was a director of Bank Leumi Trust Company of New York, and from 1988 to 1991, he was a director of Carmel Container Corporation. He is 60 years old and his address is c/o The New Republic, 1220 19th Street, N.W., Washington, D.C. 20036.

BERT W. WASSERMAN, Board Member. Financial Consultant. From January 1990 to
      March 1995, he was Executive Vice President and Chief Financial Officer, and, from January 1990 to March 1993, a director of Time Warner Inc.; from 1981 to 1990, he was a member of the office of the President and a director of Warner Communications, Inc. He is also a director of Malibu Entertainment International, Inc., the Lillian Vernon Corporation, and Winstar Communications, Inc. He is 67 years old and his address is 126 East 56th Street, Suite 12 North, New York, New York 10022-3613.

      The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.


      The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended August 31, 1999, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 1998, is as follows:


                                                                  Total
                                                            Compensation from
                                    Aggregate                Fund and Fund
Name of Board                   Compensation from           Complex Paid to
      Member                           Fund**                Board Members


Joseph S. DiMartino                   $2,813                 $619,660(187)
David P. Feldman                      $2,250                 $106,750(56)
John M. Fraser, Jr.                   $2,250                 $ 75,750(42)
Robert R. Glauber                     $2,250                 $ 88,250(41)
James F. Henry                        $2,250                 $ 54,250(28)
Rosalind Gersten Jacobs               $2,250                 $ 84,000(44)
Irving Kristol                        $2,250                 $ 50,000(28)
Dr. Paul A. Marks                     $2,000                 $ 50,000(28)
Dr. Martin Peretz                     $2,250                 $ 54,250(28)
Bert W. Wasserman                     $2,250                 $ 54,250(28)
---------------------------
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,093 for all Board members as a group.


Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer. President, Chief Executive Officer,
      Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 42 years old.

MARGARET W. CHAMBERS, Vice President and Secretary. Senior Vice President and
      General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 40 years old.

*FREDERICK C. DEY, Vice President, Assistant Treasurer and Assistant
      Secretary. Vice President, New Business Development of Funds Distributor, Inc. since September 1994, and an officer of other investment companies advised or administered by the Manager. He is 37 years old.

STEPHANIE D. PIERCE, Vice President, Assistant Treasurer and Assistant
      Secretary. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank. She is 31 years old.

*JOHN P. COVINO, Vice President and Assistant Treasurer. Vice President and
      Treasury Group Manager of Treasury Servicing and Administration of Funds Distributor, Inc. since December 1998, and an officer of other investment companies advised or administered by the Manager. From December 1995 to November 1998, he was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, he was employed by SunGard Brokerage Systems where he was responsible for the technology and development of the accounting product group. He is 35 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. She is 35 years old.

*GEORGE A. RIO, Vice President and Assistant Treasurer. Executive Vice President and Client Service Director of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. He is 45 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
      President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. He is 37 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
      President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. He is 30 years old.

*KAREN JACOPPO-WOOD, Vice President and Assistant Secretary. Vice President and Senior Counsel of Funds Distributor, Inc. since February 1997, and an officer of other investment companies advised or administered by the Manager. From June 1994 to January 1996, she was Manager of SEC Registration at Scudder, Stevens & Clark, Inc. She is 32 years old.

CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary.  Vice
      President and Senior Associate General Counsel of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. He is 35 years old.

KATHLEEN K. MORRISEY, Vice President and Assistant Secretary.  Manager of
      Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 27 years old.

ELBA VASQUEZ, Vice President and Assistant Secretary. Assistant Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions. She is 38 years old.

      The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166, except those officers indicated by an (*), whose address is 60 State Street, Boston, Massachusetts 02109.


      The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on December 13, 1999.



      The following persons are known by the Fund to own of record 5% or more of the Fund's outstanding voting securities as of December 13, 1999: Boston Safe Deposit and Trust Company, Trustee and Agent for Omnibus Account, One Cabot Road, Medford, MA 02155-5141 - 10.23%; Charles Schwab & Co. Inc.--Reinvestment Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 - 11.31%; Nationwide QPVA, Qualified Plans Variable Account c/o IPO CO67, P.O. Box 182029, Columbus, Ohio 43218-2029 - 12.72%; and Dreyfus Trust Company TTEE Cablevision Systems Corporation, 401(k) Savings Plan, Attn: Trust Officer, 135 Santilli Highway, Everett, Massachusetts 02149-1906 - 7.31%. Under applicable trust law, Fund shares held in trust by the Boston Safe Deposit and Trust Company are beneficially owned by plan participants having an interest in such trust. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.



                             MANAGEMENT ARRANGEMENTS


      Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.



      The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


      The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Thomas F. Eggers, Vice Chairman--Institutional and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Andrew S. Wasser, Vice President--Information Systems; Theodore A. Schachar, Vice President; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


      The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Dominick De Alto, Timothy M. Ghriskey, Douglas R. Ramos and Gerald Thunelius. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.


      The Manager has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by the Manager's employees does not disadvantage any fund managed by the Manager. Under the Policy, the Manager's employees must preclear personal transactions in securities not exempt under the Policy. In addition, the Manager's employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, the Manager's portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the Policy's preclearance and disclosure procedures and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, loan commitment fees, dividends and interest on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, all costs of insurance obtained other than under a blanket policy covering one or more other investment companies managed by the Manager, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. In addition, the Fund is subject to an annual service fee for ongoing personal services relating to shareholder accounts and services related to the maintenance of shareholder accounts. See "Shareholder Services Plan."


      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the fiscal years ended August 31, 1997, 1998 and 1999, the management fees paid by the Fund amounted to $1,825,854, $2,309,615 and $1,705,742, respectively.


      The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

      Distributor. The Distributor, located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.


      The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plan or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank, N.A. (the "Custodian"), One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's custodian. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

                                HOW TO BUY SHARES

      General. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

      The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

      Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

      Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value."

      For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Federal holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See How to Redeem Shares--Dreyfus TeleTransfer Privilege."

      Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                            SHAREHOLDER SERVICES PLAN

      The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of .25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.


      A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.



      For the fiscal year ended August 31, 1999, the Fund reimbursed Dreyfus Service Corporation $638,872 pursuant to the Plan.



                              HOW TO REDEEM SHARES

      Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                Transfer Agent's
            Transmittal Code                    Answer Back Sign
            ----------------                    ----------------

                 144295                         144295 TSSG PREP

      If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

      Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

      Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.


      Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.


      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES

      Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share, as follows:

      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      To accomplish an exchange, under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

      To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of the Fund, shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

      Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

      Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. If you wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan, you may do so only for IRAs, SEP-IRAs and rollover IRAs.

      Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, Education IRAs and rollover IRAs) and 403(b)(7) Plans. Plan support services also are available.

      If you who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

      You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                             PORTFOLIO TRANSACTIONS

      The Manager supervises the placement of orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the Manager's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the Manager's fee is not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Fund and other clients it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligation to the Fund. Brokers also may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates, or because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades, in certain cases, may result from two or more clients the Manager might advise being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

      Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


      For the fiscal years ended August 31, 1997, 1998 and 1999, the Fund paid total brokerage commissions of $727,055, $656,853 and $571,669, respectively, none of which was paid to the Distributor. The above figures for brokerage commissions do not include gross spreads and concessions on principal transactions, which, where determinable, amounted to $500,738, $449,252 and $35,565, respectively, for such periods, none of which was paid to the Distributor.



      During the fiscal year ended August 31, 1999, the Fund paid brokerage commissions $14,630 to Dreyfus Brokerage Services, Inc., an affiliate of the Manager. This amount represented approximately 3% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 5% of the aggregate dollar value of transactions for which the Fund paid brokerage commissions.



      The aggregate amount of transactions during the fiscal year ended August 31, 1999 in securities effected on an agency basis through a broker in consideration of, among other things, research services provided was $70,552,606 and the commissions and concessions related to such transactions were $83,293.



                        DETERMINATION OF NET ASSET VALUE

      Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices; open short positions are valued at the asked price. Bid price is used when no asked price is available. Market quotations of foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board. Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

      Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if it believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

      New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Management believes that the Fund qualified as a "regulated investment company" under the Code for the fiscal year ended August 31, 1999. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      If you elect to receive dividends and distributions in cash, and your dividend and distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Any dividend or distribution paid shortly after an investor's purchase of Fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated in "Dividends and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his or her shares more than six months (or shorter period as the Internal Revenue Service may prescribe by regulation) and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution.

      In general, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction") to the extent the Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares held for less than 46 days, which 46 days generally must be during the 90 day period commencing 45 days before the shares become ex-dividend, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for dividend received deduction will not be eligible for such shareholder's dividend received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

      Under Section 1256 of the Code, any gain or loss realized by the Fund from certain forward contracts and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss characterized as described above.

      Offsetting positions held by the Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

      If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

      The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial positions") and then enters into a futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified as hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

      If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 or under Section 1296 of the Code with respect to PFIC securities that are marked to market.

      Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PERFORMANCE INFORMATION


      The Fund's average annual total return for the 1, 5 and 6.92 year periods ended August 31, 1999 was 19.37%, 13.18% and 11.90%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.



      The Fund's total return for the period September 30, 1992 (commencement of operations) through August 31, 1999 was 117.78%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


      Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.


      From time to time, advertising material for the Fund may include biographical information relating to one or more of its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time advertising materials for the Fund may refer to Morningstar ratings and related analysis supporting the ratings. From time to time advertising materials may refer to studies performed by the Manager or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996 & 1997)" or other such studies.




                           INFORMATION ABOUT THE FUND

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

      The Fund will send annual and semi-annual financial statements to all its shareholders.


                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.

                                    APPENDIX

      Description of certain ratings assigned by S&P, Moody's, Fitch and Duff:

S&P

Bond Ratings

                                       AAA

      Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

      Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

      Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                       BBB

      Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

      The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Bond Ratings

                                       Aaa


      Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                                       Aa


      Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



                                        A


      Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


                                       Baa


      Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


      Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch

Bond Ratings

      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

      Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

      Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

      Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

      Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

      Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

      Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Duff

Bond Ratings

                                       AAA

      Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S.
Treasury debt.

                                       AA

      Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

      Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

      Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

      The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.




                           Dreyfus Balanced Fund, Inc.


                            PART C. OTHER INFORMATION
                                  -------------------------

Item 23.    Exhibits.
-------     -----------------------------------------------------


   (a) Registrant's Articles of Incorporation are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 14, 1995.

   (b) Registrant's By-Laws, is incorporated by reference to Exhibit (2) of Post-Effective No. 8 to the Registration Statement on Form N-1A, filed on November 23, 1998.

   (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 26, 1994.

   (e) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 26, 1994.

   (g) Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on December 18, 1996.

   (h) Shareholder Services Plan, as revised, is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 26, 1994.

   (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 14, 1995.

   (j)      Consent of Independent Auditors.

            Other Exhibits
            --------------

          (a) Powers of Attorney are incorporated by reference to Exhibit (a) of Post Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on October 28, 1999.

          (b) Certificate of Assistant Secretary is incorporated by reference to Exhibit (b) of Post Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on October 28, 1999.


Item 24.    Persons Controlled by or under Common Control with Registrant.
-------     --------------------------------------------------------------

            Not Applicable

Item 25.  Indemnification
-------         ---------------

           Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation filed as Exhibit 1 hereto. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 hereto and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

     Reference is also made to the Distribution Agreement filed as Exhibit 6 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 26, 1994.

Item 26.  Business and Other Connections of Investment Adviser.
-------         ----------------------------------------------------

               The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer. Dreyfus Investment Advisors Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26           Business and Other Connections of Investment Adviser (continued)

                  Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                      Position Held              Dates
Christopher M. Condron             Franklin Portfolio Associates, LLC*   Director                   1/97 - Present
Chairman of the Board and
Chief Executive Officer            TBCAM Holdings, Inc.*                 Director                   10/97 - Present
                                                                         President                  10/97 - 6/98
                                                                         Chairman                   10/97 - 6/98

                                   The Boston Company                    Director                   1/98 - Present
                                   Asset Management, LLC*                Chairman                   1/98 - 6/98
                                                                         President                  1/98 - 6/98

                                   The Boston Company                    President                  9/95 - 1/98
                                   Asset Management, Inc.*               Chairman                   4/95 - 1/98

                                   Franklin Portfolio Holdings, Inc.*    Director                   1/97 - Present


                                   Certus Asset Advisors Corp.**         Director                   6/95 -Present

                                   Mellon Capital Management             Director                   5/95 -Present
                                   Corporation***

                                   Mellon Bond Associates, LLP+          Executive Committee        1/98 - Present
                                                                         Member

                                   Mellon Bond Associates+               Trustee                    5/95 -1/98

                                   Mellon Equity Associates, LLP+        Executive Committee        1/98 - Present
                                                                         Member

                                   Mellon Equity Associates+             Trustee                    5/95 - 1/98

                                   Boston Safe Advisors, Inc. *          Director                   5/95 - Present
                                                                         President                  5/95 - Present

                                   Mellon Bank, N.A. +                   Director                   1/99 - Present
                                                                         Chief Operating Officer    3/98 - Present
                                                                         President                  3/98 - Present
                                                                         Vice Chairman              11/94 - 3/98

                                   Mellon Financial Corporation+         Chief Operating Officer    1/99 - Present
                                                                         President                  1/99 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              11/94 - 1/99
Christopher M. Condron             The Boston Company, Inc.*             Vice Chairman              1/94 - Present
Chairman and Chief Executive                                             Director                   5/93 - Present
Officer
(Continued)                        Laurel Capital Advisors, LLP+         Exec. Committee            1/98 - 8/98
                                                                         Member

                                   Laurel Capital Advisors+              Trustee                    10/93 - 1/98


                                   Boston Safe Deposit and Trust         Director                   5/93 -Present
                                   Company*

                                   The Boston Company Financial          President                  6/89 - Present
                                   Strategies, Inc. *                    Director                   6/89 - Present


Mandell L. Berman                  Self-Employed                         Real Estate Consultant,    11/74 -  Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

Burton C. Borgelt                  DeVlieg Bullard, Inc.                 Director                   1/93 - Present
Director                           1 Gorham Island
                                   Westport, CT 06880

                                   Mellon Financial Corporation+         Director                   6/91 - Present

                                   Mellon Bank, N.A. +                   Director                   6/91 - Present

                                   Dentsply International, Inc.          Director                   2/81 - Present
                                   570 West College Avenue
                                   York, PA

                                   Quill Corporation                     Director                   3/93 - Present
                                   Lincolnshire, IL

Stephen E. Canter                  Dreyfus Investment                    Chairman of the Board      1/97 - Present
President, Chief Operating         Advisors, Inc.++                      Director                   5/95 - Present
Officer, Chief Investment                                                President                  5/95 - Present
Officer, and Director
                                   Newton Management Limited             Director                   2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee        1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee        1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates, LLC*   Director                   2/99 - Present

                                   Franklin Portfolio Holdings, Inc.*    Director                   2/99 - Present

                                   The Boston Company Asset              Director                   2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                   2/99 - Present

                                   Mellon Capital Management             Director                   1/99 - Present
                                   Corporation***



Stephen E. Canter                  Founders Asset Management, LLC****    Member, Board of           12/97 - Present
President, Chief Operating                                               Managers
Officer, Chief Investment                                                Acting Chief Executive     7/98 - 12/98
Officer, and Director                                                    Officer
(Continued)
                                   The Dreyfus Trust Company+++          Director                   6/95 - Present
                                                                         Chairman                   1/99 - Present
                                                                         President                  1/99 - Present
                                                                         Chief Executive Officer    1/99 - Present

Thomas F. Eggers                   Dreyfus Service Corporation++         Executive Vice President   4/96 - Present
Vice Chairman - Institutional                                            Director                   9/96 - Present
and Director
                                   Founders Asset Management, LLC****    Member, Board of Managers  2/99 - Present


                                   Dreyfus Service Organization++        Director                   3/99 - Present

                                   Dreyfus Insurance Agency of           Director                   3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                   11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.

Steven G. Elliott                  Mellon Financial Corporation+         Senior Vice Chairman       1/99 - Present
Director                                                                 Chief Financial Officer    1/90 - Present
                                                                         Vice Chairman              6/92 - 1/99
                                                                         Treasurer                  1/90 - 5/98

                                   Mellon Bank, N.A.+                    Senior Vice Chairman       3/98 - Present
                                                                         Vice Chairman              6/92 - 3/98
                                                                         Chief Financial Officer    1/90 - Present

                                   Mellon EFT Services Corporation       Director                   10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                   1/96 - Present
                                   Corporation #1                        Vice President             1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President             5/93 - Present

                                   APT Holdings Corporation              Treasurer                  12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                   12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                 10/90 - 2/99
                                   500 Grant Street                      Director                   9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President             9/88 - 2/99
                                                                         Treasurer                  9/88 - 2/99




Steven G. Elliott                  Mellon Financial Company+             Principal Exec. Officer    1/88 - Present
Director (Continued)                                                     Chief Financial Officer    8/87 - Present

                                   Mellon Overseas Investments           Director                   8/87 - Present
                                   Corporation+                          President                  8/87 - Present

                                                                         Director                   4/88 - Present
                                                                         Chairman                   7/89 - 11/97
                                   Mellon International Investment       President                  4/88 - 11/97
                                   Corporation+                          Chief Executive Officer    4/88 - 11/97

                                                                         Director                   9/89 - 8/97



                                   Mellon Financial Services             Treasurer                  12/87 - Present
                                   Corporation +

                                   Mellon Financial Markets, Inc.+       Director                   1/99 - Present

                                   Mellon Financial Services             Director                   1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                   1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                   1/99 - Present

Lawrence S. Kash                   Dreyfus Investment                    Director                   4/97 - Present
Vice Chairman                      Advisors, Inc.++
And Director
                                   Dreyfus Brokerage Services, Inc.      Chairman                   11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer    11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                   1/95 - 2/99
                                                                         President                  9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                   3/96 - 12/98
                                                                         President                  10/96 - 12/98

                                   Dreyfus Service                       Director                   12/94 - 3/99
                                   Organization, Inc.++                  President                  1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                   1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                   5/97 - 3/99
                                   Massachusetts, Inc.++++               President                  5/97 - 3/99
                                                                         Director                   5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                   1/97 - 1/99
                                                                         President                  2/97 - 1/99
                                                                         Chief Executive Officer    2/97 - 1/99
                                                                         Director                   12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                   5/97 - 6/99
                                   Corporation++                         President                  5/97 - 6/99
                                                                         Director                   12/94 - 6/99

                                   Founders Asset Management, LLC****    Member, Board of Managers  12/97 - Present

Lawrence S. Kash                   The Boston Company Advisors,          Chairman                   12/95 - Present
Vice Chairman                      Inc.                                  Chief Executive Officer    12/95 - Present
And Director (Continued)           Wilmington, DE                        President                  12/95 - Present

                                   The Boston Company, Inc.*             Director                   5/93 - Present
                                                                         President                  5/93 - Present

                                   Mellon Bank, N.A.+                    Executive Vice President
                                                                                                    6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                   1/98 - 8/98
                                                                         Executive Committee        1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer    1/98 - 8/98
                                                                         President                  1/98 - 8/98


                                   Laurel Capital Advisors, Inc. +       Trustee                    12/91 - 1/98
                                                                         Chairman                   9/93 - 1/98
                                                                         President and CEO          12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                   5/93 - Present
                                                                         President                  5/93 - Present

Martin G. McGuinn                  Mellon Financial Corporation+         Chairman                   1/99 - Present
Director                                                                 Chief Executive Officer    1/99 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                   3/98 - Present
                                                                         Chief Executive Officer    3/98 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman              12/96 - Present

                                   Mellon Bank (DE) National             Director                   4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                   1/96 - 4/98
                                   Association
                                   Rockville, Maryland

                                   Mellon Financial                      Vice President             9/86  - 10/97
                                   Corporation (MD)
                                   Rockville, Maryland

J. David Officer                   Dreyfus Service Corporation++         Executive Vice President   5/98 - Present
Vice Chairman                                                            Director                   3/99 - Present
And Director
                                   Dreyfus Service Organization++        Director                   3/99 - Present

                                   Dreyfus Insurance Agency of           Director                   5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                   3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                   10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                   4/97 - Present



J. David Officer                   Mellon Trust of Florida, N.A.         Director                   8/97 - Present
Vice Chairman and                  2875 Northeast 191st Street
Director (Continued)               North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President   7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman              1/97 - Present
                                                                         Director                   7/96 - Present

                                   Mellon Preferred Capital              Director                   11/96 - Present
                                   Corporation*

                                   RECO, Inc.*                           President                  11/96 - Present
                                                                         Director                   11/96 - Present

                                   The Boston Company Financial          President                  8/96 - Present
                                   Services, Inc.*                       Director                   8/96 - Present

                                   Boston Safe Deposit and Trust         Director                   7/96 - Present
                                   Company*                              President                  7/96 - 1/99



                                   Mellon Trust of New York              Director                   6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                   6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon Bank, N.A.+                    Executive Vice President   2/94 - Present

                                   Mellon United National Bank           Director                   3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                   12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                   9/96 - Present

                                   Dreyfus Investment Services           Director                   4/96 - Present
                                   Corporation+

Richard W. Sabo                    Founders Asset Management LLC****     President                  12/98 - Present
Director                                                                 Chief Executive Officer    12/98 - Present

                                   Prudential Securities
                                   New York, NY                          Senior Vice President      07/91 - 11/98
                                                                         Regional Director          07/91 - 11/98

Richard F. Syron                   Thermo Electron                       President                  6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer    6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                   4/94 -6/99
                                   86 Trinity Place                      Chief Executive Officer    4/94 - 6/99
                                   New York, NY 10006

Ronald P. O'Hanley                 Franklin Portfolio Holdings, Inc.*    Director                   3/97 - Present
Vice Chairman
                                   TBCAM Holdings, Inc.*                 Chairman                   6/98 - Present
                                                                         Director                   10/97 - Present

Ronald P. O'Hanley                 The Boston Company Asset              Chairman                   6/98 - Present
Vice Chairman                      Management, LLC*                      Director                   1/98 - 6/98
(Continued)
                                   The Boston Company Asset              Director                   2/97 - 12/97
                                   Management, Inc. *

                                   Boston Safe Advisors, Inc. *          Chairman                   6/97 - Present
                                                                         Director                   2/97 - Present

                                   Pareto Partners                       Partner Representative     5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                   5/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                   2/97 - Present

                                   Mellon Bond Associates+               Trustee                    2/97 - Present
                                                                         Chairman                   2/97 - Present

                                   Mellon Equity Associates+             Trustee                    2/97 - Present
                                                                         Chairman                   2/97 - Present

                                   Mellon-France Corporation+            Director                   3/97 - Present

                                   Laurel Capital Advisors+              Trustee                    3/97 - Present

Mark N. Jacobs                     Dreyfus Investment                    Director                   4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                  10/77 - 7/98
Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                   3/96 - Present

                                   The TruePenny Corporation++           President                  10/98 - Present
                                                                         Director                   3/96 - Present

                                   Dreyfus Service                       Director                   3/97 - 3/99
                                   Organization, Inc.++


William H. Maresca                 The Dreyfus Trust Company+++          Chief Financial Officer    3/99 - Present
Controller                                                               Treasurer                  9/98 - Present
                                                                         Director                   3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer    12/98 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                  10/98 -Present

                                   Dreyfus Investment                    Treasurer                  10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President             10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President             10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                  10/98 - 12/98

                                   The Trotwood Corporation++            Vice President             10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President             10/98 - Present

William H. Maresca                 Trotwood Hunters Site A Corp. ++      Vice President             10/98 - Present
Controller (Continued)
                                   Dreyfus Transfer, Inc.                Chief Financial Officer    5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                  3/99 - Present
                                   Organization, Inc.++                  Assistant Treasurer        3/93 - 3/99

                                   Dreyfus Insurance Agency of
                                   Massachusetts, Inc.++++               Assistant Treasurer        5/98 - Present

William T. Sandalls, Jr.           Dreyfus Transfer, Inc.                Chairman                   2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                   1/96 - Present
                                                                         Executive Vice President   2/97 - Present
                                                                         Chief Financial Officer    2/97-12/98

                                   Dreyfus Investment                    Director                   1/96 - Present
                                   Advisors, Inc.++                      Treasurer                  1/96 - 10/98


                                   Dreyfus-Lincoln, Inc.                 Director                   12/96 - Present
                                   4500 New Linden Hill Road             President                  1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                   1/96 - 10/98
                                                                         Treasurer                  10/96 - 10/98

                                   The Dreyfus Consumer                  Director                   1/96 - Present
                                   Credit Corp.++                        Vice President             1/96 - Present
                                                                         Treasurer                  1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                   1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                  10/96- 3/99
                                   Inc.++


                                   Dreyfus Insurance Agency of           Director                   5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                  5/97- 3/99
                                                                         Executive Vice President   5/97 - 3/99

Diane P. Durnin                    Dreyfus Service Corporation++         Senior Vice President -    5/95 - 3/99
Vice President - Product                                                 Marketing and
Development                                                              Advertising Division

Patrice M. Kozlowski               None
Vice President - Corporate
Communications

Mary Beth Leibig                   None
Vice President -
Human Resources

Theodore A. Schachar               Dreyfus Service Corporation++         Vice President -Tax        10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                   6/99 - Present
                                   Corporation ++                        President                  6/99 - Present

                                   Dreyfus Investment Advisors, Inc.++   Vice President - Tax       10/96 - Present

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax       10/96 - 12/98

                                   Dreyfus Service Organization, Inc.++  Vice President - Tax       10/96 - Present

Wendy Strutt                       None
Vice President

Richard Terres                     None
Vice President

Andrew S. Wasser                   Mellon Financial Corporation+         Vice President             1/95 - Present
Vice-President -
Information Systems

James Bitetto                      The TruePenny Corporation++           Secretary                  9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary        8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary        7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary        7/98 - Present
                                   Organization, Inc.++

Steven F. Newman                   Dreyfus Transfer, Inc.                Vice President             2/97 - Present
Assistant Secretary                One American Express Plaza            Director                   2/97 - Present
                                   Providence, RI 02903                  Secretary                  2/97 - Present

                                   Dreyfus Service                       Secretary                  7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary        5/98 - 7/98




------------------------------------
*     The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**    The address of the business so  indicated  is One Bush Street,  Suite 450, San Francisco, California 94104.
***   The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****  The address of the business so indicated is 2930 East Third Avenue,Denver, Colorado 80206.
+     The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++    The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++   The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++  The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109



Item 27.   Principal Underwriters
--------   ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

      1)   Comstock Partners Funds, Inc.
      2)   Dreyfus A Bonds Plus, Inc.
      3)   Dreyfus Appreciation Fund, Inc.
      4)   Dreyfus Asset Allocation Fund, Inc.
      5)   Dreyfus Balanced Fund, Inc.
      6)   Dreyfus BASIC GNMA Fund
      7)   Dreyfus BASIC Money Market Fund, Inc.
      8)   Dreyfus BASIC Municipal Fund, Inc.
      9)   Dreyfus BASIC U.S. Government Money Market Fund
      10)  Dreyfus California Intermediate Municipal Bond Fund
      11)  Dreyfus California Tax Exempt Bond Fund, Inc.
      12)  Dreyfus California Tax Exempt Money Market Fund
      13)  Dreyfus Cash Management
      14)  Dreyfus Cash Management Plus, Inc.
      15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
      16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
      17)  Dreyfus Florida Intermediate Municipal Bond Fund
      18)  Dreyfus Florida Municipal Money Market Fund
      19)  The Dreyfus Fund Incorporated
      20)  Dreyfus Global Bond Fund, Inc.
      21)  Dreyfus Global Growth Fund
      22)  Dreyfus GNMA Fund, Inc.
      23)  Dreyfus Government Cash Management Funds
      24)  Dreyfus Growth and Income Fund, Inc.
      25)  Dreyfus Growth and Value Funds, Inc.
      26)  Dreyfus Growth Opportunity Fund, Inc.
      27)  Dreyfus Debt and Equity Funds
      28)  Dreyfus Index Funds, Inc.
      29)  Dreyfus Institutional Money Market Fund
      30)  Dreyfus Institutional Preferred Money Market Fund
      31)  Dreyfus Institutional Short Term Treasury Fund
      32)  Dreyfus Insured Municipal Bond Fund, Inc.
      33)  Dreyfus Intermediate Municipal Bond Fund, Inc.
      34)  Dreyfus International Funds, Inc.
      35)  Dreyfus Investment Grade Bond Funds, Inc.
      36)  Dreyfus Investment Portfolios
      37)  The Dreyfus/Laurel Funds, Inc.
      38)  The Dreyfus/Laurel Funds Trust
      39)  The Dreyfus/Laurel Tax-Free Municipal Funds
      40)  Dreyfus LifeTime Portfolios, Inc.
      41)  Dreyfus Liquid Assets, Inc.
      42)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
      43)  Dreyfus Massachusetts Municipal Money Market Fund
      44)  Dreyfus Massachusetts Tax Exempt Bond Fund
      45)  Dreyfus MidCap Index Fund 46) Dreyfus Money Market Instruments, Inc.
      47)  Dreyfus Municipal Bond Fund, Inc.
      48)  Dreyfus Municipal Cash Management Plus
      49)  Dreyfus Municipal Money Market Fund, Inc.
      50)  Dreyfus New Jersey Intermediate Municipal Bond Fund
      51)  Dreyfus New Jersey Municipal Bond Fund, Inc.
      52)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
      53)  Dreyfus New Leaders Fund, Inc.
      54)  Dreyfus New York Insured Tax Exempt Bond Fund
      55)  Dreyfus New York Municipal Cash Management
      56)  Dreyfus New York Tax Exempt Bond Fund, Inc.
      57)  Dreyfus New York Tax Exempt Intermediate Bond Fund
      58)  Dreyfus New York Tax Exempt Money Market Fund
      59)  Dreyfus U.S. Treasury Intermediate Term Fund
      60)  Dreyfus U.S. Treasury Long Term Fund
      61)  Dreyfus 100% U.S. Treasury Money Market Fund
      62)  Dreyfus U.S. Treasury Short Term Fund
      63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
      64)  Dreyfus Pennsylvania Municipal Money Market Fund
      65)  Dreyfus Premier California Municipal Bond Fund
      66)  Dreyfus Premier Equity Funds, Inc.
      67)  Dreyfus Premier International Funds, Inc.
      68)  Dreyfus Premier GNMA Fund
      69)  Dreyfus Premier Worldwide Growth Fund, Inc.
      70)  Dreyfus Premier Municipal Bond Fund
      71)  Dreyfus Premier New York Municipal Bond Fund
      72)  Dreyfus Premier State Municipal Bond Fund
      73)  Dreyfus Premier Value Equity Funds
      74)  Dreyfus Short-Intermediate Government Fund
      75)  Dreyfus Short-Intermediate Municipal Bond Fund
      76)  The Dreyfus Socially Responsible Growth Fund, Inc.
      77)  Dreyfus Stock Index Fund
      78)  Dreyfus Tax Exempt Cash Management
      79)  The Dreyfus Third Century Fund, Inc.
      80)  Dreyfus Treasury Cash Management
      81)  Dreyfus Treasury Prime Cash Management
      82)  Dreyfus Variable Investment Fund
      83)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
      84)  Founders Funds, Inc.
      85)  General California Municipal Bond Fund, Inc.
      86)  General California Municipal Money Market Fund
      87)  General Government Securities Money Market Fund, Inc.
      88)  General Money Market Fund, Inc.
      89)  General Municipal Bond Fund, Inc.
      90)  General Municipal Money Market Funds, Inc.
      91)  General New York Municipal Bond Fund, Inc.
      92)  General New York Municipal Money Market Fund


(b)
                                                             Positions
                                                             and
Name and principal      Positions and offices with           offices with
business address        the Distributor                      Registrant
------------------      ---------------------------         -------------

Marie E. Connolly+      Director, President, Chief           President and
                        Executive Officer and Chief          Treasurer
                        Compliance Officer

Joseph F. Tower, III+   Director, Senior Vice President,     Vice President
                        Treasurer and Chief Financial        and Assistant
                        Officer                              Treasurer

Mary A. Nelson+         Vice President                       Vice President
                                                             and Assistant
                                                             Treasurer

Jean M. O'Leary+        Assistant Vice President
                        Assistant Secretary and              None
                        Assistant Clerk

William J. Nutt+        Chairman of the Board                None

Stephanie D. Pierce++   Vice President                       Vice President,
                                                             Assistant Scretary
                                                             and Assistant
                                                             Treasurer

Patrick W. McKeon+      Vice President                       None

Joseph A. Vigone+       Vice President                       None

--------------------------------
 +   Principal business address is 60 State Street, Boston, Massachusetts 02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.





Item 28.       Location of Accounts and Records
               --------------------------------

               1.  Mellon Bank, N.A.
                   One Mellon Bank Center
                   Pittsburgh, Pennsylvania 15258

               2.  Dreyfus Transfer, Inc.
                   P.O. Box 9671
                   Providence, Rhode Island 02940-9671

               3.  The Dreyfus Corporation
                   200 Park Avenue
                   New York, New York 10166

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
--------       ------------



                                  SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 17th day of December, 1999.


                           DREYFUS BALANCED FUND, INC.

                 BY:   /s/ Marie E. Connolly*
                       Marie E. Connolly, PRESIDENT

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                            Title                                Date
-----------------------------          --------------------------                -------


/s/Marie E. Connolly*                  President and Treasurer (Principal        12/17/99
Marie E. Connolly                      Executive and Financial Officer)

/s/Frederick C. Dey                    Vice President, Assistant                 12/17/99
Frederick C. Dey                       Treasurer and Assistant Secretary
                                       (Principal Accounting Officer)

/s/Joseph S.DiMartino*                 Director                                  12/17/99
Joseph S. DiMartino

/s/David P. Feldman*                   Director                                  12/17/99
David P. Feldman

/s/John M. Fraser, Jr.*                Director                                  12/17/99
John M. Fraser, Jr.

/s/Robert R. Glauber*                  Director                                  12/17/99
Robert R. Glauber

/s/James F. Henry*                     Director                                  12/17/99
James F. Henry

/s/Rosalind Gersten Jacobs*            Director                                  12/17/99
Rosalind Gersten Jacobs

/s/Irving Kristol*                     Director                                  12/17/99
Irving Kristol

/s/Paul A. Marks*                      Director                                  12/17/99
Paul A. Marks

/s/Martin Peretz*                      Director                                  12/17/99
Martin Peretz

/s/Bert W. Wasserman*                  Director                                  12/17/99
Bert W. Wasserman


*BY:       /s/ Stephanie D. Pierce
           Stephanie D. Pierce,
           Attorney-in-Fact




                             INDEX OF EXHIBITS



      (j)   Consent of Independent Auditors